UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2005

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor
New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 869-3000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 10, 2005, New Plan Excel Realty Trust (the “Company”) entered into an underwriting agreement with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters (the “Underwriters”) in connection with a proposed public offering of $100,000,000 of its 5.30% Senior Notes due 2015 (the “Notes”).  The Notes mature on January 15, 2015, with interest payable semiannually on January 15 and July 15 of each year outstanding, beginning July 15, 2005.  The Company may redeem the Notes at any time upon payment of a make-whole amount.  The closing of the offering is expected to occur on January 13, 2005.  A copy of the underwriting agreement is filed as an exhibit to this report.

Item 9.01.              Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 10, 2005, by and among the Company and the Underwriters (the “Underwriting Agreement”).

4.1*

Indenture, dated as of January 30, 2004 by and between the Company and U.S. Bank Trust National Association, as Trustee., filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

4.2	Form of Officers’ Certificate relating to the terms of the Company’s 5.30% Senior Notes due 2015.

4.3	Form of 5.30% Senior Notes due 2015.

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities related to the Underwriting Agreement.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

25.1*	Statement of Eligibility of the Trustee on Form T-1, filed as Exhibit 25.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

*              Incorporated herein by reference as above indicated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: January 12, 2005	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 10, 2005, by and among the Company and the Underwriters (the “Underwriting Agreement”).

4.1*

Indenture, dated as of January 30, 2004 by and between the Company and U.S. Bank Trust National Association, as Trustee., filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

4.2	Form of Officers’ Certificate relating to the terms of the Company’s 5.30% Senior Notes due 2015.

4.3	Form of 5.30% Senior Notes due 2015.

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities related to the Underwriting Agreement.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

25.1*	Statement of Eligibility of the Trustee on Form T-1, filed as Exhibit 25.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

*              Incorporated herein by reference as above indicated.